SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
September 24, 2001

Commission File Number: 333-87111

HOJO HOLDINGS, INC.
(Exact name of registrant as specified in charter)

DELAWARE (State of or other jurisdiction of incorporation or organization)	11-3504866 (IRS Employer I.D. No.)

21 Blackheath Road
Lido Beach, New York 11561
(Address of Principal Executive Offices)

(678) 458-0982
(Registrant's Telephone Number, Including Area Code)

Item 2. Acquisition or Disposition of Assets

On September 24, 2001, Hojo Holdings, Inc. signed an agreement with LD Express, Inc. to license certain systems with respect to prepaid cellular telephone services. A copy of the Agreement is Exhibit 2.1 to this Report.

Pursuant to the Agreement, Hojo Holdings acquired the exclusive license to distribute, sell, develop and otherwise utilize the system anywhere in the world, for consideration of 5% of the system revenues generated by Hojo Holdings.

In evaluating the license, Hojo Holdings used criteria such as: market opportunity, competitive advantage, potential revenues and anticipated margins. Hojo Holdings determined that the consideration for the transaction was reasonable.

There is no relationship between Hojo Holdings, Inc. and LD Express, Inc. or any of its affiliates, officers, directors or shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOJO HOLDINGS, Inc.

By /s/ Holli Arberman
Holli Arberman
President

Date: September 24, 2001

INDEX TO EXHIBITS
(2) PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION ON SUCCESSION

2.1 LICENSE AGREEMENT

LICENSE AGREEMENT

LICENSE AGREEMENT made and entered into on the 24 day of September 2001 by and between LD Express, Inc., a Delaware corporation (“Licensor”) having its principal offices at 308 North Las Palmas Avenue, Los Angeles, California, and Hojo Holdings Inc., a Delaware corporation (“Licensee”) having its principal offices at 21 Blackheath Road, Lido Beach, New York.

WHEREAS, the Licensor has developed of a certain program and system with respect to prepaid cellular telephone services; and

WHEREAS, the Licensor has agreed to license its prepaid cellular phone program and system as described on Exhibit “A” which is annexed hereto and made a part hereof (collectively referred to herein as the “System”) to the Licensee and the Licensee has agreed to accept such rights from the Licensor.

NOW THEREFORE, in consideration of the mutual covenants of the parties which are hereinafter set forth, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged,

IT IS AGREED:

1. Recitals. The parties hereby adopt as part of this Agreement each of the recitals which is contained above in the WHEREAS clauses, and agree that such recitals shall be binding upon the parties hereto by way of contract and not merely by way of recital or inducement; and such clauses are hereby confirmed and ratified as being accurate by each party as to itself.

2. Grant of License

(A) Upon the terms and subject to the terms and conditions of this Agreement, the Licensor grants to the Licensee, and the Licensee accepts from the Licensor an exclusive license (the "License") to distribute, sell, develop and otherwise utilize the System anywhere in the World (the “Territory”).

(B) The rights and licenses herein granted to the Licensee shall be effective as of the date of this Agreement.

3. Term The term of this Agreement (the “Term”) shall commence on the date of this Agreement and shall remain in force in perpetuity, subject to the terms of this Agreement, and unless terminated pursuant to Article “8” of this Agreement.

4. Royalty

A. The Licensee shall pay a royalty (the “Royalty”) to the Licensee in the amounts set forth on Exhibit “B” which is annexed hereto and made a part hereof; and

B. The Licensee shall pay the Royalty within fifteen (15) days after the end of each calendar month accompanied by a statement setting forth the calculation of the Royalty. The Licensee shall provide the Licensor with such other and further information with respect to the calculation of the Royalty as the Licensor shall reasonably request.

5. Records The Licensee shall keep full and accurate records containing all information reasonably required for verification of the Royalty. The Licensor, or its authorized agent, upon reasonable notice, shall have the right to examine and audit relevant records during normal business hours, but not more than once during each calendar quarter for the purpose of determining whether it concurs with the Licensee’s calculation of the Royalty. If the Licensor or its designee believes that the Licensee has erroneously calculated the Royalty, then within sixty (60) days after the close of the applicable calendar year the Licensor shall notify the Licensee of its findings pursuant to paragraph “C” of Article “11” of this Agreement, setting forth the errors believed to have been made. The parties thereafter shall attempt to mutually resolve any alleged errors within thirty (30) days after the notification to the Licensee. If any alleged errors cannot be resolved within such period of time, the parties agree to submit the resolution of any error to arbitration in accordance with Paragraph “D” of Article “11” of this Agreement.

6. Licensor’s Representations, Warranties and Covenants.

The Licensor represents and warrants to the Licensee and covenants, as follows:

A. Corporate Status. The Licensor is a corporation duly organized, validly existing and in good standing pursuant to the laws of the state of Delaware, with all requisite power and authority to carry on its business as presently conducted, to enter into this Agreement and to carry out the transactions which are contemplated herein.

B. Authority of the Licensor. The Licensor has full right, power and legal capacity to enter into this Agreement, to license the System as herein licensed and to consummate the transactions which are provided for herein. The execution of this Agreement by the Licensor and its delivery to the Licensee, and the consummation by it of the transactions which are contemplated herein have been duly approved and authorized by all necessary action by its Board of Directors and no further authorization shall be necessary on the part of the Licensor for the performance and consummation by the Licensor of the transactions which are contemplated in this Agreement.

C. Compliance with the Law and Other Instruments. Any business and operations of the Licensor have been and are being conducted in accordance with all applicable laws, rules and regulations of all authorities which affect the Licensor or its properties, assets, businesses or prospects. The performance of this Agreement shall not result in any breach of, or constitute a default under, or result in the imposition of any lien or encumbrance upon any property of the Licensor or cause an acceleration pursuant to any arrangement, agreement or other instrument to which the Licensor is a party or by which any of its assets is bound.

D. Complete Disclosure. No representation or warranty of the Licensor which is contained in this Agreement, or in a writing furnished or to be furnished pursuant to this Agreement contains or shall contain any untrue statement of material fact, omits or shall omit to state any material fact which is required to make the statements which are contained herein or therein, in the light of the circumstances under which they were made, not misleading.

E. No Defense. It shall not be a defense to a suit for damages for any misrepresentation or breach of covenant or warranty that the Licensee knew or had reason to know that any covenant, representation or warranty in this Agreement or furnished or to be furnished to the Licensee contained untrue statements.

7. Licensee’s Representations, Warranties and Covenants.

The Licensee represents and warrants to the Licensor and covenants, as follows:

A. Corporate Status. (i) The Licensee is a corporation duly organized, validly existing and in good standing under the laws of Delaware, with all requisite power and authority to carry on its business as presently conducted, to enter into this Agreement and to carry out the transactions which are contemplated herein.

ii) The Licensee does not have an equity interest, as a shareholder, proprietor, partner, beneficiary, joint venturer or otherwise, in any corporation, firm, partnership or joint venture;

B. Authority of the Licensee. The Licensee has full right, power and legal capacity to enter into this Agreement and to consummate the transactions which are provided for herein. The execution of this Agreement by the Licensee and its delivery to the Licensor, and the consummation by it of the transactions which are contemplated herein have been duly approved and authorized by all necessary action by its Board of Directors and no further authorization shall be necessary on the part of the Licensee for the performance and consummation by the Licensee of the transactions which are contemplated in this Agreement.

C. Compliance with the Law and Other Instruments. Any business and operations of the Licensee have been and are being conducted in accordance with all applicable laws, rules and regulations of all authorities which affect the Licensor or its properties, assets, businesses or prospects. The performance of this Agreement shall not result in any breach of, or constitute a default under, or result in the imposition of any lien or encumbrance upon any property of the Licensee or cause an acceleration pursuant to any arrangement, agreement or other instrument to which the Licensee is a party or by which any of its assets is bound. The Licensee has performed all of its obligations which are required to be performed by it pursuant to the terms of any such agreement, contract or commitment.

D. Absence of Conflicts. The execution and delivery of this Agreement by the Licensee and the consummation by the Licensee of the transactions set forth in this Agreement: (i) do not and shall not conflict with or result in a breach of any provision of the Licensee’s articles of incorporation or bylaws, (ii) do not and shall not result in any breach of, or constitute a default or cause an acceleration under any arrangement, agreement or other instrument to which the Licensee is a party to or by which any of its assets are bound, (iii) do not and shall not cause the Licensee to violate or contravene any provision of law or any governmental rule or regulation, and (iv) will not and shall not result in the imposition of any lien, or encumbrance upon, any property of the Licensee. The Licensee has performed in all material respects all of its obligations which are, as of the date of this Agreement, required to be performed, pursuant to the terms of any such agreement, contract or commitment.

E. Bulletin Board. The Licensee’s stock is currently quoted on the OTC Bulletin Board (the “OTCBB”). The Licensee agrees to take any and all such further actions reasonably required to maintain its listing on the OTCBB. If the Licensee’s OTCBB quotation ceases, the Licensee shall notify the Licensor pursuant to with Paragraph “C” of Article “11” of this Agreement.

F. SEC Filings. The Licensee has timely filed all forms, reports and documents required to be filed by the Licensee with the SEC (collectively, the "SEC Reports"). The SEC Reports (i) at the time filed, complied in all material respects with the applicable requirements of the Securities Act of 1933 as amended (the “’33 Act”), and the Securities Exchange Act of 1934, as amended (the “’34 Act”), as the case may be, and (ii) did not, at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a material fact or omit to state a fact required to be stated in such SEC Reports or necessary in order to make the statements in such SEC Reports, in the light of the circumstances under which they were made, not materially misleading.

G. Litigation. There are no legal, administrative, arbitration, or other proceeding or governmental investigations adversely affecting the Licensee or its properties, assets or businesses, or with respect to any matter arising out of the conduct of the Licensee’s business pending or to its knowledge threatened, by or against, any officer or director of the Licensee in connection with its affairs, whether or not covered by insurance. Neither the Licensee nor its officers or directors are subject to any order, writ, injunction, or decree of any Court, department, agency, or instrumentality, affecting the Licensee. The Licensee is not presently engaged in any legal action.

H. No Approvals. No approval of any governmental authority is required in connection with consummation of the transactions set forth in this Agreement.

I. Broker. The Licensee has not had any dealing with respect to this transaction with any business broker, firm or salesman, or any person or corporation, investment banker or financial advisor who is or shall be entitled to any broker's or finder's fee or any other commission or similar fee with respect to the transactions set forth in this Agreement, the Licensee represents that it has not dealt with any person, firm or corporation and the Licensee agrees to indemnify and hold the Licensor harmless from and against any and all claims for brokerage commissions by any person, firm or corporation on the basis of any act or statement alleged to have been made by the Licensee or its affiliates or agents.

J. Complete Disclosure. No representation or warranty of the Licensee which is contained in this Agreement, or in a writing furnished or to be furnished pursuant to this Agreement contains or shall contain any untrue statement of material fact, omits or shall omit to state any material fact which is required to make the statements which are contained herein or therein, in the light of the circumstances under which they were made, not misleading.

K. No Defense. It shall not be a defense to a suit for damages for any misrepresentation or breach of covenant or warranty that the Licensor knew or had reason to know that any covenant, representation or warranty in this Agreement or furnished or to be furnished to the Licensee contained untrue statements.

8. Termination

A. The Licensor shall have the right to terminate this Agreement if the Licensee shall at any time commit a material breach of any of its obligations under this Agreement or commit an Event of Default as set forth in Paragraph “B” of this Article “8” of this Agreement (an “Event of Default”), unless within ten (10) calendar days after receipt of written notice of an Event of Default in accordance with Paragraph “C” of Article “11” of this Agreement the Licensee cures such default or, if there is a default which cannot, with due diligence, be cured within ten (10) calendar days, the Licensee within ten (10) calendar days takes steps reasonably necessary to remedy the default and thereafter diligently prosecutes same to completion.

B. An Event of Default shall include, but not be limited to the following:

(i) the Licensee’s failure to pay the full amount due to the Licensor pursuant to Article “4” of this Agreement;

(ii) The admission in writing by the Licensee of its inability to pay its debts as they mature;

(iii) The filing by the Licensee of a petition in bankruptcy;

(iv) The making of an assignment by the Licensee for the benefit of its creditors;

(v) Consent by the Licensee to the appointment of, or possession by, a custodian for itself or any of its property;

(vi) The filing of a petition in bankruptcy against the Licensee with the consent of the Licensee;

(vii) The filing of a petition in bankruptcy against the Licensee without the consent of the Licensee, and the failure to have such petition dismissed within sixty (60) days after the date upon which such petition is filed;

(viii) Notwithstanding the sixty (60) day provision Subparagraph (vii) of this Paragraph “B” of this Article “8” of this Agreement, on a petition in bankruptcy filed against the Licensee, the Licensee is adjudicated insolvent;

(ix) The entry by a court of competent jurisdiction of an order, judgment or decree appointing a receiver, trustee or custodian for the Licensee or of all or any substantially all of the property or assets of the Licensee;

(x) The commencement of a proceeding to foreclose the security interest in, or lien on, any of the Licensee’s property or assets to satisfy the security interest or lien therein of any creditor of the Licensee, which has not been stayed or dismissed within sixty (60) days after such proceeding is commenced;

(xi) The entry of a judgment for the payment of money by a court of competent jurisdiction against the Licensee, which judgment the Licensee shall not discharge within thirty (30) days after the date of entry thereof, or procure a stay of execution thereof within thirty (30) days after the date of entry thereof and within such period during which execution of such judgment shall have been stayed, appeal there from and cause the execution thereof to be stayed during such appeal;

(xii) The imposition of any lien, attachment or levy in an amount of $5,000 or more, singly or in the aggregate, which lien, attachment or levy the Licensee shall not discharge or post a bond within thirty (30) days; and

(xiii) If any representation or warranty of the Licensee set forth in this License Agreement proves to have been false or misleading when made and is not susceptible to cure in accordance with Paragraph “A” of this Article “8” of this Agreement.

9. Effect of Termination. If this Agreement is terminated pursuant to the provisions set forth in Article “8” of this Agreement:

A. This Agreement shall become null and void and shall have no further effect; provided, however, that such termination shall not relieve any party hereto of any liability for any breach of this Agreement, and the Licensor’s obligations set forth in Article “4” of this Agreement, including but not limited to, the Royalties referred to therein, shall remain in full force and effect through the date of termination of this Agreement; and

B. The Licensor shall (i) cease any further use of the System and (ii) return all materials which contain confidential information to the Licensor.

10. Survival

All covenants, agreements, representations and warranties made in or in connection with this Agreement shall survive its termination, and shall continue in full force and effect after its termination, it being understood and agreed that each of such covenants, agreements, representations and warranties is of the essence of this Agreement and the same shall be binding upon and shall inure to the benefit of the parties hereto, their successors and assigns.

11. Miscellaneous.

A. Headings. Headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

B. Enforceability. If any provision which is contained in this Agreement should, for any reason, be held to be invalid or unenforceable in any respect pursuant to the laws of any jurisdiction, such invalidity or unenforceability shall not affect any other provision of this Agreement. Instead, this Agreement shall be construed as if such invalid or unenforceable provisions had not been contained herein.

C. Notices. Any notice or other communication required or permitted hereunder must be in writing and sent by either (i) registered or certified mail, postage prepaid, return receipt requested, (ii) overnight delivery with confirmation of delivery or (iii) facsimile transmission with an original mailed by first class mail, postage prepaid, in each case addressed as follows:

To the Licensor: LD Express, Inc.
308 North Las Palmas Avenue
Los Angeles, California 90004
Attn: Alex Weiss, CEO

Copy to: Mintz & Fraade, P.C.
488 Madison Avenue
New York, New York 10022
Attn: Frederick M. Mintz, Esq.
Facsimile No.: (212) 486-0701

To the Licensee: Hojo Holdings Inc.
21 Blackheath Road
Lido Beach, New York 11561
Facsimile No.: (877) 238-9116
Attn.: Holli Arberman, President

Copy to: Holli Arberman
10325 Summer Creek Drive
Atlanta, Georgia 30022
Facsimile No.: (877) 238-9116

or in each case to such other address and facsimile number as shall have last been furnished by like notice. If mailing is impossible due to an absence of postal service, notice shall be in writing and personally delivered to the aforesaid addresses. Each notice or communication shall be deemed to have been given as of three (3) days after the date so mailed or as of the date delivered, as the case may be.

D. Governing Law; Disputes. This Agreement shall in all respects be construed, governed, applied and enforced with the laws of the State of New York without giving effect to the principles of conflicts of laws and be deemed to be an agreement entered into in the State of New York and made pursuant to the laws of the State of New York. The parties agree that they shall be deemed to have agreed to binding arbitration in New York, New York with respect to the entire subject matter of any and all disputes relating to or arising under this Agreement including, but not limited to, the specific matters or disputes as to which arbitration has been expressly provided for by other provisions of this Agreement. Any such arbitration shall be by a panel of three arbitrators and pursuant to the rules then obtaining of the American Arbitration Association in New York, New York. The parties may agree in writing to conduct any arbitration in another location or forum by their mutual consent. In all arbitrations, judgment upon the arbitration award may be entered in any court having jurisdiction. The parties specifically designate the Courts in the State of New York as properly having jurisdiction for any proceeding to confirm and enter judgment upon any such arbitration award. The parties hereby consent to and submit to personal jurisdiction over each of them by the Courts of the State of New York in any action or proceeding, waive personal service of any and all process and specifically consent that in any such action or proceeding, any service of process may be effectuated upon any of them by certified mail, return receipt requested, in accordance with Paragraph “C” of this Article “11” of this Agreement. The parties agree, further, that the prevailing party in any such arbitration as determined by the arbitrators shall be entitled to such costs and attorney's fees, if any, in connection with such arbitration as may be awarded by the arbitrators; provided, however, that if a proceeding is commenced to confirm and enter a judgment thereon by the Courts of the State of New York and such application is denied, no such costs or attorneys fees shall be paid. In connection with the arbitrators' determination for this purpose of which party, if any, is the prevailing party, they shall take into account all of the facts and circumstances including, without limitation, the relief sought, and by whom, and the relief, if any, awarded, and to whom. In addition, and notwithstanding the foregoing sentence, a party shall not be deemed to be the prevailing party unless the amount of the arbitration award is greater than fifteen (15%) percent of the amount offered in writing by the other party. For example, if the party initiating the arbitration ("A") seeks an award of $100,000 plus costs and expenses, the other party ("B") has offered A $50,000 prior to the commencement of the arbitration proceeding, and the arbitration panel awards any amount less than $57,500 to A, the panel should determine that B has "prevailed".

E. Modification. This Agreement may not be changed, modified, extended, terminated or discharged orally, but only by a License Agreement in writing, which is signed by all of the parties to this Agreement.

F. Severability. Any determination that any provision of this Agreement is invalid or unenforceable, in whole or in part shall have no effect on the validity or enforceability of any remaining provision of this Agreement.

G. Further Instruments. The Parties agree to execute any and all such other and further instruments and documents, and to take any and all further actions which are reasonably required to consummate, evidence, confirm or effectuate this Agreement and the intents and purposes hereof.

H. Expenses. Each party shall be responsible for its own expenses with respect to the negotiation and execution of this Agreement

I. Binding Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns.

J. Non-Waiver. Except as otherwise expressly provided herein, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants, or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants, or conditions, (ii) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition, or provision hereof shall not be deemed a waiver of such breach or failure, and (iii) no waiver by any party of one breach by another party shall be construed as a waiver of any other or subsequent breach.

K. Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

L. Independent Counsel. Each of the Parties hereby acknowledges and agrees that it has been advised by counsel during the course of negotiations and had significant input in the drafting of this Agreement; and accordingly, this Agreement shall not be construed more strictly against any party responsible for its drafting regardless of any presumption or rule otherwise requiring construction against the party whose attorney drafted this Agreement.

M. Entire Agreement. The parties have not made any representations, warranties, or covenants about the subject matter hereof which is not set forth herein, and this Agreement, together with any instruments executed simultaneously herewith, constitutes the entire Agreement between them about the subject matter hereof. All understandings and agreements heretofore had between the parties about the subject matter hereof are merged in this Agreement and any such instrument which alone fully and completely expresses their Agreement.

IN WITNESS WHEREOF, the parties have caused these presents to be signed by their duly authorized officers, as of the day, month and year first above written.

LD Express Inc.
By: /s/ Alex Weiss
Alex Weiss, CEO

Hojo Holdings, Inc.
By: /s/ Holli Arberman
Holli Arberman, President

EXHIBIT “A”
LICENSOR’S PREPAID CELLULAR
PHONE PROGRAM AND SYSTEM

The following is a description of the Licensor’s prepaid cellular phone program and system (collectively referred to herein as the “System”):

The LDXpress Solution

“The LDXpress Solution” is the name of the Licensor’s System and includes the following:

A. The LDXpress “Xpress-Card” which is comprised of the following features:
1. No pin numbers;
2. No hidden charges;
3. Nationwide caller-ID system;
4. International calls directly from cellular phones;
5. Low international cellular rates; and
6. Clear fiber optics network.

B. The pre-paid international calling card program which is comprised of the following features:
1. Dialing from the United States to over 200 overseas destinations and
2. One touch “call maker” ID which is proprietary technology upon which the Licensor has a pending patent application.

C. The LDXpress Business Opportunity Program which allows the customer to develop a home-based business opportunity using the Licenor’s product. It includes marketing and training materials.

D. The LDXpress “Flat Rate” Program With No Per Minute Billing which is comprised of the following features:
1. Bulk rate priced international long distance services featuring ANI recognition and
2. One-button calling using over 450 local access numbers.

E. The LDXpress Retail Program which targets vendors of cellular phones, cellular phone supplies and accessories. The program is intended to build relationships with customers rather than making a one-time sale to the customer.

EXHIBIT “B”

ROYALTY SCHEDULE OF
HOJO HOLDINGS, INC.

Commencing one year after the date of this License Agreement, the Licensee shall pay the Licensor a Royalty in the amount of five (5%) percent of the “Revenues” of the Licensee. For purposes of this License Agreement, “Revenues” shall mean “gross revenues” less returns and allowances. Adjustments for returns shall be made in the year the returns are received by the Licensee. “Gross revenues” shall include only actual receipts by the Licensee.